EXHIBIT 99

                             PRELIMINARY TERM SHEET

                     WELLS FARGO MORTGAGE BACKED SECURITIES

                           $ 378,110,000 (APPROXIMATE)

                                  WFMBS 2003-G
                       MORTGAGE PASS-THROUGH CERTIFICATES




                    WELLS FARGO ASSET SECURITIES CORPORATION
                                     SELLER

                         WELLS FARGO HOME MORTGAGE, INC.
                                    SERVICER

                WELLS FARGO BANK MINNESOTA, NATIONAL ASSOCIATION
                                 MASTER SERVICER


            The following is a preliminary Term Sheet. All terms and
                       statements are subject to change.

                                [CITIGROUP LOGO]
                                  JUNE 11, 2003

The information herein is furnished to you solely by Citigroup Global Markets Inc. ("CGM") and not by the Issuer of the securities or any of its affiliates. GCM is acting as Underwriter and not acting as agent for the Issuer or its affiliates in connection with the securities. The information herein with respect to the mortgage loans is based upon information provided by the Issuer and its affiliates. Neither the Issuer nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the prospectus supplement or Private Placement Memorandum and by any other information subsequently filed with the Securities and Exchange Commission (SEC). All assumptions and information in this report reflect CGM's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CFM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to here, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGM may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a prospectus and, if required prospectus supplement. Finally, CGM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGM strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus, Prospectus Supplement and Private Placement Memorandum may be obtained by contacting CGM's Mortgage Trading Desk at (212) 723-6217.

WFMBS 2003-G
$ 378,110,000 (APPROXIMATE)
--------------------------------------------------------------------------------


                                          STRUCTURE OVERVIEW - OFFERED CERTIFICATES

------------ --------------------- ------------------------ -------------- --------------- --------------------- -------------------
               CERTIFICATE SIZE                                                              INTEREST ACCRUAL
CLASS               ($)(1)           CERTIFICATE TYPE(2)      LOAN TYPE        INDEX              BASIS              RATINGS (3)
------------ --------------------- ------------------------ -------------- --------------- --------------------- -------------------
A-1(5)           $368,657,000        Adjustable - Senior     10/1 Hybrid     1 Year CMT           30/360               Aaa/AAA
A-IO                  (6)            Adjustable - Senior     10/1 Hybrid     1 Year CMT           30/360               Aaa/AAA
A-R                  $ 50            Adjustable - Senior     10/1 Hybrid     1 Year CMT           30/360               Aaa/AAA
A-LR                 $ 50            Adjustable - Senior     10/1 Hybrid     1 Year CMT           30/360               Aaa/AAA
B-1              $ 5,293,000            Adjustable -         10/1 Hybrid     1 Year CMT           30/360                 AA
                                         Subordinate
B-2              $ 1,702,000            Adjustable -         10/1 Hybrid     1 Year CMT           30/360                  A
                                         Subordinate
B-3               $ 945,000             Adjustable -         10/1 Hybrid     1 Year CMT           30/360                 BBB
                                         Subordinate
B-4               $ 567,000             Adjustable -         10/1 Hybrid     1 Year CMT           30/360                 BB
                                         Subordinate
B-5               $ 378,000             Adjustable -         10/1 Hybrid     1 Year CMT           30/360                  B
                                         Subordinate
B-6               $ 567,958             Adjustable -         10/1 Hybrid     1 Year CMT           30/360                 NR
                                         Subordinate
============ ===================== ======================== ============== =============== ===================== ===================


(TABLE CONTINUED)


------------  ----------------------

CLASS          CREDIT ENHANCEMENT(4)
------------  ----------------------
A-1(5)                2.50%
A-IO                   N/A
A-R                    N/A
A-LR                   N/A
B-1                   1.10%

B-2                   0.65%

B-3                   0.40%

B-4                   0.25%

B-5                   0.15%

B-6                   0.00%

============  ======================


(1) The Certificates (as described herein) are collateralized by 10/1 Hybrid 1 Year CMT adjustable rate, first-lien residential mortgage loans. Class sizes subject to a +/-5% variance.

(2) The Class A-1 will bear interest at a fixed-rate of 4.10% for the first 119 Distribution Dates, afterwards the interest rate will be equal to the weighted average of net mortgage rate. The Class A-IO will receive the excess of net mortgage rate over 4.10% until the 119th Distribution Date. Afterwards, Class A-IO will be terminated. The Class A-R, A-LR, B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates will each bear interest at a variable-rate (the "Pass-Through Rate") equal to the weighted average of net mortgage rates of the mortgage loans.

(3) The Class A Certificates will be rated by Moody's and S&P. The Class B Certificates will be rated by S&P only.

(4) The credit enhancement levels are preliminary and are subject to change based upon the final pool as of the Cut-Off Date and additional rating agency analysis.

(5) Subject to Net Weighted Average Coupon Cap ("Net WAC Cap") equal to the weighted average net mortgage rate of the Mortgage Loans.

(6)   Notional Amount equals to the Class A-1 balance of $368,657,000.



--------------------------------------------------------------------------------
               CITIGROUP GLOBAL MARKETS MORTGAGE FINANCE CONTACTS
--------------------------------------------------------------------------------
NAME:                     TELEPHONE:             E-MAIL:
--------------------------------------------------------------------------------
James De Mare             (212) 723-6217         james.p.demare@citigroup.com
Managing Director

Matthew Cherwin           (212) 723-6217         matthew.cherwin@citigroup.com
Vice President

Pete Steinmetz            (212) 723-6391         peter.d.steinmetz@citigroup.com
Vice President

Arkadiy Yakubov           (212) 723-6932         arkadiy.yakubov@citigroup.com
Analyst
================================================================================


--------------------------------------------------------------------------------
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Disclaimer, Please Contact Your Citigroup Global Markets Inc. Financial Advisor
Immediately.
                                                                               2

WFMBS 2003-G
$ 378,110,000 (APPROXIMATE)
--------------------------------------------------------------------------------

                              TRANSACTION OVERVIEW


OFFERED CERTIFICATES:               Approximately $368,657,000
                                    adjustable Class A-1, A-R, A-LR and Notional
                                    A-IO Certificates, and approximately
                                    $7,940,000 adjustable rate Class B-1, B-2 and B-3 Certificates. The Class B-4, B-5 and
                                    B-6 Certificates are not being offered
                                    publicly. The Certificates are backed by 10/1 Hybrid 1 Year CMT adjustable-rate first lien prime jumbo mortgage loans.

EXPECTED PRICING DATE:              TBD

CUT-OFF DATE:                       June 1, 2003

SETTLEMENT DATE:                    On or about June 27, 2003

1ST DISTRIBUTION DATE:              July 25, 2003

SELLER:                             Wells Fargo Asset Securities Corporation

SERVICER:                           Wells Fargo Home Mortgage, Inc.

MASTER SERVICER:                    Wells Fargo Bank Minnesota, National
                                    Association

LEAD & SOLE UNDERWRITER:            Citigroup Global Markets Inc.

TRUSTEE:                            Wachovia Bank, National Association

COLLATERAL:                         Comprised of adjustable-rate, first lien,
                                    relocation and non-relocation mortgage
                                    loans, totaling approximately $378,110,000.
                                    The mortgage loans are One Year CMT indexed with initial rate adjustments occurring ten years after the date of origination. ("10/1
                                    Hybrid ARMs")

STRUCTURE:                          Senior/Subordinate

OFFERED CERTIFICATES:               Class A-1, A-IO, A-R, A-LR, B-1, B-2 and B-3
                                    Certificates will be offered. Class B-4, B-5 and B-6 Certificates will be offered privately.

INTEREST PAYMENTS:                  The Class A-1 Certificates will bear
                                    interest at a fixed-rate of 4.10% (subject to Net WAC Cap) for the first 119
                                    Distribution Dates, afterwards the interest rate will be equal to the weighted average of net mortgage rate; the Class A-IO will receive the excess of net mortgage rate over 4.10% until the 119th Distribution Date, or sooner in the event the Seller exercises the clean-up call. Afterwards, Class A-IO will be terminated. The Class A-R, Class A-LR,
                                    Class B-1, Class B-2, Class B-3, Class B-4,
                                    Class B-5 and Class B-6 Certificates will each bear interest at a variable-rate (the
                                    "Pass-Through Rate") equal to the weighted average of net mortgage rates of the mortgage loans.

--------------------------------------------------------------------------------
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Disclaimer, Please Contact Your Citigroup Global Markets Inc. Financial Advisor
Immediately.
                                                                               3

WFMBS 2003-G
$ 378,110,000 (APPROXIMATE)
--------------------------------------------------------------------------------

                              TRANSACTION OVERVIEW

CREDIT ENHANCEMENT:                 Credit Enhancement for the Certificates will
                                    be provided by a senior/subordinate shifting interest structure. The Class B Certificates are subordinate to and provide credit enhancement for the Class A Certificates.

* Subordination:                                                       CREDIT
                                                                     ENHANCEMENT
                                    CLASS          RATINGS              LEVELS
                                    -----          -------           -----------
                                    Class A         Aaa/AAA               2.50%
                                    Class B-1         AA                  1.10%
                                    Class B-2         A                   0.65%
                                    Class B-3        BBB                  0.40%
                                    Class B-4         BB                  0.25%
                                    Class B-5         B                   0.15%
                                    Class B-6         NR                  0.00%


PAYMENT PRIORITY:                   Distributions on the Certificates will be
                                    made on the 25th day of each month (or next business day). The payments to the Certificates, to the extent of available funds, will be made according to the following priority:

                                    Available Funds:

                                    1.  Payment of interest to the holders of
                                        the Class A and Class A-IO Certificates
                                        in an amount equal to their respective
                                        Pass-Through Rates (as described on page
                                        2 hereof);

                                    2.  Payment of principal to the holders of
                                        the Class A Certificates; and

                                    3.  Payment of interest and principal
                                        sequentially to the Class B Certificates in order of their numerical class designations, beginning with the Class B-1, so each Class B certificate shall receive

                                        (a)  The weighted average net mortgage
                                             rate of the Mortgage Loans, and

                                        (b)  Such class' allocable share of
                                             principal.

ALLOCATION OF LOSSES:               Realized Losses on the mortgage loans will
                                    be allocated to the Class B certificates in order of their reverse numerical class designations, until the principal balance of each Class B certificate has been reduced to zero. Thereafter, Realized Losses on the mortgage loans will be allocated to the Class A Certificates.

--------------------------------------------------------------------------------
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                                                                               4

WFMBS 2003-G
$ 378,110,000 (APPROXIMATE)
--------------------------------------------------------------------------------

                              TRANSACTION OVERVIEW

SHIFTING INTEREST:                  The Senior Certificates will be entitled to
                                    receive 100% of the prepayments on the
                                    Mortgage Loans until and including June
                                    2008. After such time and provided that (i) the principal balance of the Mortgage Loans
                                    60 days or more delinquent, averaged over the last 6 months, as a percentage of the Current Principal Amount of the Class B
                                    Certificates does not exceed 50% and (ii) cumulative realized losses for the Mortgage
                                    Loans do not exceed 30%, 35%, 40%, 45% or
                                    50% for each test date, the Class B
                                    Certificates will receive increasing
                                    portions of unscheduled principal
                                    prepayments from the mortgage loans. The prepayment percentages on the Class B
                                    Certificates are as follows:

                                    July 2003 - June 2008        0% of their pro rata share
                                    July 2008 - June 2009       30% of their pro rata share
                                    July 2009 - June 2010       40% of their pro rata share
                                    July 2010 - June 2011       60% of their pro rata share
                                    July 2011 - June 2012       80% of their pro rata share
                                    July 2012 - and after      100% of their pro rata share

                                    In addition, if (i) the Class B percentage increases to more than twice the Class B percentage as of the Cut-Off Date, (ii) the principal balance of the mortgage loans 60 days or more delinquent, averaged over the last 6 months, as a percentage of the current principal balance of the Class B certificates does not exceed 50% and (iii)
                                    (a) prior to 3 years, cumulative realized losses on the mortgage loans do not exceed 20% of the original Class B certificate balance, then the Class B certificates will receive 50% of their pro rata share of unscheduled principal prepayments from the mortgage loans or (b) after 3 years, cumulative realized losses on the mortgage loans do not exceed 30% of the original Class B certificate balance, then the Class B certificates will receive 100% of their pro rata share of unscheduled principal prepayments from the mortgage loans.

CALL PROVISION:                     At its option, the Seller may purchase all
                                    of the mortgage loans (and properties
                                    acquired on behalf of the trust) when the mortgage loans remaining in the trust; as of the last day of the related collection period, have been reduced to less than 10% of the principal balance of the mortgage loans as of the Cut-Off Date. The Class A-1 and Class B Certificates will be redeemed at par plus accrued interest. The A-IO
                                    Certificates will not receive any payment, except interest accrued on that Distribution
                                    Date, in the event the Seller exercises the clean-up call.

DISTRIBUTION DATE:                  Distribution of principal and interest on
                                    the certificates will be made on the 25th day of each month or, if such day is not a business day, on the first business day thereafter commencing in July 2003.

--------------------------------------------------------------------------------
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                                                                               5

WFMBS 2003-G
$ 378,110,000 (APPROXIMATE)
--------------------------------------------------------------------------------
                              TRANSACTION OVERVIEW

P&I ADVANCES:                       The Servicer is required to advance
                                    delinquent payments of principal and
                                    interest on the mortgage loans to the extent such amounts are deemed recoverable. The
                                    Trustee will be required to advance to the extent that the Servicer fails in its obligation. The Servicer and/or Trustee are entitled to be reimbursed for these advances, and therefore these advances are not a form of credit enhancement.

COMPENSATING INTEREST:              The Master Servicer will be obligated to pay
                                    an amount generally equal to the lesser of
                                    (i) the aggregate Prepayment Interest
                                    Shortfall and (ii) the lesser of (x) the product of (a) 1/12th of 0.20% and (b) the aggregate Scheduled Principal Balance of the Mortgage Loans for such Distribution Date and (y) the Available Master Servicing
                                    Compensation for such Distribution Date.

UNDERWRITING STANDARDS:             The Mortgage Loans were underwritten to the
                                    guidelines of the originators as more fully described in the prospectus supplement.

LEGAL STRUCTURE:                    Designated portions of the trust will be
                                    established as one or more REMICs for
                                    federal income tax purposes.

ERISA CONSIDERATIONS:               The Class A-1, Class A-IO, Class B-1, Class
                                    B-2 and Class B-3 Certificates are expected to be ERISA eligible as of the Closing Date.
                                    The Class A-R, B-4, Class B-5 and Class B-6
                                    Certificates are NOT expected to be ERISA eligible. However, prospective investors should consult with their counsel with respect to the consequences under ERISA and the Internal Revenue Code of an ERISA Plan's acquisition and ownership of the Offered
                                    Certificates.

SMMEA CONSIDERATIONS:               The Class A-1, Class A-IO, Class A-R, Class
                                    A-LR and Class B-1 Certificates are expected to constitute "mortgage related securities" for purposes of the Secondary Mortgage
                                    Market Enhancement Act of 1984 (SMMEA)." The
                                    Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates will NOT be SMMEA eligible.

FORM OF REGISTRATION:               The Class A-1, A-IO, B-1, B-2 and B-3
                                    Certificates will be issued in book-entry form through DTC. The Class A-R, B-4, B-5 and B-6 Certificates will be issued in fully registered, certificated form.

MINIMUM DENOMINATIONS:              The Class A-1 Certificate will be issued
                                    with a minimum denomination of $25,000 with incremental denominations of $1,000. The
                                    Class A-IO Certificate will be issued with a minimum denomination of at least $10,000,000 with incremental denomination of $1,000. The
                                    Class A-R Certificate will be issued in a denomination of $100. The Class B-1, B-2, and B-3 Certificates will be issued with a minimum denomination of $100,000 with incremental denominations of $1,000. The
                                    Class B-4, B-5, and B-6 Certificates will be issued with a minimum denomination of $250,000 with incremental denominations of
                                    $1,000.

                                 *  if necessary, in order to aggregate the
                                    initial principal balance or notional amount of a class, one certificate of such class will be issued in an incremental denomination of less than shown above.

--------------------------------------------------------------------------------
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                                                                               6

WFMBS 2003-G
$ 378,110,000 (APPROXIMATE)

                               COLLATERAL SUMMARY


                                          WEIGHTED AVERAGE
                                          (IF APPLICABLE)        TOLERANCE
                                          -----------------      ---------
Aggregate Current Principal Balance:      $378,110,058           (+/- 5.00%)
Current Principal Balance:                $    538,618       (maximum + $25,000)
Remaining Term (Stated Method):           359 Months             (+/- 2 Months)
Months to Next Roll:                      120 Months             (+/- 3 Months)
Gross Margin:                               2.750%               (+/-   5 bps)
Gross Coupon:                               5.294%               (+/- 10 bps)
Pass-Through Rate:                          4.909%               (+/- 10 bps)
Gross Life Cap:                            10.294%               (+/- 10 bps)
Current LTV:                               62.000%               (maximum + 5%)
California Percentage:                     51.000%               (maximum + 5%)
Primary Residence Percentage:              96.000%               (minimum - 5%)
Cash-Out Refinance Percentage:             13.000%               (maximum + 5%)
Uninsured > 80% LTV Percentage:             0.000%               (maximum + 3%)
Interest Only Percentage:                   0.000%               (maximum + 5%)
Borrower FICO:                             737                   (minimum - 10)

------------------------
* All Numbers are approximate and subject to change









--------------------------------------------------------------------------------
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Disclaimer, Please Contact Your Citigroup Global Markets Inc. Financial Advisor
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                                                                               2